Exhibit 99.1

NEWS RELEASE

NOVAGOLD ANNOUNCES PROPOSED

PUBLIC OFFERING OF COMMON SHARES

All amounts are in U.S. dollars unless otherwise stated

May 6, 2025 – Vancouver, British Columbia – NOVAGOLD RESOURCES INC. (“NOVAGOLD” or “the Company”) (NYSE American, TSX: NG) today announced that it intends to offer and sell up to 43,500,000 common shares in a public offering. In addition, NOVAGOLD expects to grant the underwriters a 30-day option to purchase up to an additional 6,525,000 common shares at the public offering price, less underwriting discounts and commissions. The proposed offering is subject to market conditions and other closing conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the terms of the offering.

Concurrently with the proposed public offering, the Company intends to complete a private placement of common shares to certain of its major shareholders at the public offering price. NOVAGOLD intends to use the net proceeds from the offering and the concurrent private placement described above to fund the purchase price for NOVAGOLD’s previously announced acquisition1 of an additional 10% ownership interest in Donlin Gold LLC and to use the remaining net proceeds, if any, for general corporate purposes including updating the feasibility study.

Citigroup, RBC Capital Markets, and BMO Capital Markets are acting as joint book-running managers for the public offering.

A shelf registration statement on Form S-3 relating to the offered common shares was filed with the Securities and Exchange Commission (SEC) on April 23, 2025 and automatically became effective upon filing. Before investing in the offering, potential investors should read the prospectus relating to the offering in its entirety as well as the other documents that NOVAGOLD has filed with the SEC that are incorporated by reference in the prospectus. A preliminary prospectus supplement relating to and describing the terms of the public offering will be filed with the SEC. Copies of the preliminary prospectus supplement and the accompanying prospectus relating to the offering may be obtained from the joint book-running managers: Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by telephone at (800) 831-9146; and RBC Capital Markets, LLC, Attention: Equity Capital Markets, 200 Vesey Street, 8th Floor, New York, NY 10281, by telephone at (877) 822-4089, or by email to equityprospectus@rbccm.com; and BMO Capital Markets Corp., Attn: Equity Syndicate Department, 151 W 42nd Street, 32nd Floor, New York, NY 10036 by email to bmoprospectus@bmo.com. You may also obtain these documents free of charge by visiting the SEC’s website at www.sec.gov.

The shares to be issued in the concurrent private placement have not and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and will be issued pursuant to an exemption from the Securities Act to investors that qualify as “accredited Investors” under the Securities Act. The shares to be issued in the concurrent private placement are being issued to non-residents of Canada pursuant to exemptions from certain Canadian securities laws and will be subject to a four-month and one-day hold period in accordance with applicable Canadian securities laws.

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1 On April 22, 2025, NOVAGOLD and Paulson Advisers LLC announced that they had entered into an agreement with Barrick Gold Corporation to acquire their 50% interest in Donlin Gold LLC for $1 billion in cash.

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This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities nor shall there be any sale of these securities in Canada or in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About NOVAGOLD

NOVAGOLD is a precious metals company focused on the development of the Donlin Gold project. Located in Alaska, one of the safest mining jurisdictions in the world, the Donlin Gold project is regarded to be one of the largest, highest-grade, and most prospective known open-pit gold deposits in the world.

NOVAGOLD Contacts:

Mélanie Hennessey

Vice President, Corporate Communications

Frank Gagnon

Manager, Investor Relations

604-669-6227 or 1-866-669-6227

www.novagold.com

www.novagold.com

Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include future-oriented financial information or financial outlook within the meaning of securities laws, including information regarding the benefits of the announced transaction with Paulson, NOVAGOLD’s anticipated expenditures and anticipated plans for the new partnership and Donlin following the completion of the transaction; information regarding the anticipated consummation and timing of the proposed public offering and concurrent private placement; statements regarding the permitting, potential development, exploration, construction and operation of Donlin Gold; and statements regarding NOVAGOLD’s future operating and financial performance and production estimates. Such information is intended to assist readers in understanding NOVAGOLD’s current expectations and plans relating to the future. Such information may not be appropriate for other purposes. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the consummation and timing of the transaction; the expected timing of closing of the transaction; the anticipated consummation and timing of the proposed public offering; the size or terms thereof; the satisfaction of closing conditions; the anticipated timing of certain judicial and/or administrative decisions; the 2025 outlook; the timing and potential for commencing a new feasibility study on the Donlin Gold project; the results of future feasibility studies; our goals and expenditures for 2025; ongoing support provided to key stakeholders including Native Corporation partners; Donlin Gold’s continued support for the state and federal permitting process; sufficiency of working capital; the potential development and construction of the Donlin Gold project; the timing and ability for the Donlin Gold project to hit critical milestones; the ability for the Tier One gold development project to hit the anticipated projections; the sufficiency of funds to continue to advance development of Donlin Gold, including to a construction decision; perceived merit of properties; mineral reserve and mineral resource estimates; Donlin Gold’s ability to secure the permits needed to construct and operate the Donlin Gold project in a timely manner, if at all; legal challenges to Donlin Gold’s existing permits and the timing of decisions in those challenges; whether the Donlin Gold LLC board will continue to advance the Donlin Gold project safely, socially responsibly and to sustainably generate value for our stakeholders; continued cooperation between the owners of Donlin Gold LLC to advance the project; NOVAGOLD’s ability to deliver on its strategy with the Donlin Gold project; the success of the strategic mine plan for the Donlin Gold project; the success of the Donlin Gold community relations plan; the outcome of exploration drilling at the Donlin Gold project and the timing thereof; the completion of test work and modeling and the timing thereof. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include failure to satisfy or waive the closing conditions relating to the transaction or the proposed public offering; the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties and availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, disease pandemics, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

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